WESTFORD TECHNOLOGY VENTURES, L.P.
                          17 Academy Street, 5th Floor, Newark, New Jersey 07102

                            Notice of 1996 Annual Meeting of Limited Partners
                                               June 21, 1996

The Annual Meeting of Limited Partners of Westford Technology Ventures, L.P. (the "Partnership") will be held at the offices of Testa, Hurwitz & Thibeault, 53 State Street, Boston, Massachusetts on Friday, June 21, 1996, at 12:00 p.m. for the following purposes:

         ITEM 1. To elect four Individual General Partners to serve for the ensuing year.

         ITEM 2. To elect one Managing General Partner to serve for the ensuing year.

         ITEM 3. To approve the terms and continuance of the Management Agreement, dated February 28, 1991, by and between the Partnership and Hamilton Capital Management Inc., as amended by Amendment No. 1 dated March 30, 1993.

         ITEM 4. To ratify the selection of BDO Seidman as the independent public accountants to be employed by the Partnership for the year ending December 31, 1996, as set forth in the accompanying Proxy Statement.

         ITEM 5. To transact such other business as may properly come before the meeting and any adjournments thereof.

                                      The General Partners recommend that you
                                            vote in favor of all items.


         Only Limited Partners of record on April 26, 1996 will be entitled to vote at the Annual Meeting or any adjournment thereof.

                                    By Order of the Individual General Partners


                                                      JEFFREY T. HAMILTON
                                                      Individual General Partner
Newark, New Jersey
Dated: April 30, 1996

YOUR VOTE IS IMPORTANT. We would appreciate your promptly voting, signing and returning the enclosed proxy, which will help in avoiding the additional expense of a second solicitation. The enclosed addressed envelope requires no postage and is intended for your convenience.

                                              PROXY STATEMENT

                                    WESTFORD TECHNOLOGY VENTURES, L.P.
                          17 Academy Street, 5th Floor, Newark, New Jersey 07102


                                  1996 Annual Meeting of Limited Partners
                                               June 21, 1996


                                               INTRODUCTION

         Westford Technology Ventures, L.P. (the "Partnership") is a limited partnership organized under Delaware law on September 3, 1987. The Partnership, a business development company under the Investment Company Act of 1940 (the "1940 Act"), commenced operations on November 30, 1988 following the initial closing of its public offering of units of limited partnership interest ("Units"). The initial closing was for 10,013 Units aggregating $10,013,000. A subsequent closing on subscriptions received by the Partnership on or before December 31, 1988 was held on January 17, 1989 for an additional 1,204 Units. The Partnership is managed by five General Partners, consisting of four Individual General Partners and the Managing General Partner.

         This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the General Partners of the Partnership to be used at the Annual Meeting of Limited Partners (the "Annual Meeting") to be held at the offices of Testa, Hurwitz & Thibeault, 53 State Street, Boston, Massachusetts, on June 21, 1996, for the purposes set forth in the accompanying Notice. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing filed with Hamilton Capital Management Inc., 17 Academy Street, 5th Floor, Newark, New Jersey 07102, or delivered at the Annual Meeting. On April 26, 1996, there were outstanding 11,217 Units of the Partnership. To the knowledge of the Partnership, no person owned beneficially more than 5% of its outstanding Units at such date. Limited Partners of record at the close of business on April 26, 1996 will be entitled to one vote for each Unit held.

         The mailing address of the Partnership is 17 Academy Street, 5th Floor, Newark, New Jersey 07102. Solicitation of proxies is being made by the mailing of this Notice and Proxy Statement with its enclosures on or about April 30, 1996.

         The representation in person or by proxy of at least a majority of the outstanding Units entitled to vote at the Annual Meeting is necessary to establish a quorum for the transaction of business. Votes withheld from any nominee, abstentions and broker non-votes are counted as present or represented for purposes of determining the presence or absence of a quorum. The Individual General Partners and Managing General Partner are elected by plurality of the votes cast by Limited Partners entitled to vote at the Meeting. Units represented by proxies which are marked "withhold authority" will have no effect on the outcome of the vote for election of Individual General Partners and the Managing General Partner. Approval of other matters requires the affirmative vote of the majority of Units present in person or represented by proxy at the Annual Meeting. Only Units that are voted in favor of a particular proposal will be counted toward achievement of a majority.
Abstentions have the same effect as votes against the proposal.

         The Individual General Partners of the Partnership know of no business other than that mentioned in Items 1 through 4 of the Notice of Annual Meeting that will be presented for consideration at the Annual Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

         Election of General Partners. The five General Partners of the Partnership, who are elected annually by the Limited Partners, are responsible for the management and administration of the Partnership. The General Partners consist of four Individual General Partners and the Managing General Partner. As required by the 1940 Act, a majority of the General Partners must be individuals who are not "interested persons" of the Partnership as defined in the 1940 Act. In 1988, the Securities and Exchange Commission issued an order declaring that three of the Individual General Partners of the Partnership are not "interested persons" of the Partnership as defined in the 1940 Act solely by reason of their being general partners of the Partnership.

         The Individual General Partners have full authority over the management of the Partnership and provide overall guidance and supervision with respect to the operations of the Partnership and perform the various duties imposed on the directors of business development companies by the 1940 Act. In addition to general fiduciary duties, the Individual General Partners, among other things, supervise the management arrangements of the Partnership and supervise the activities of the Managing General Partner.

         The Managing General Partner, subject to the supervision of the Individual General Partners, has exclusive power and authority to manage and control the Partnership's venture capital investments. Subject to the supervision of the Individual General Partners, the Managing General Partner is authorized to make all decisions regarding the Partnership's venture capital investments portfolio including, among other things, authority to find, evaluate, structure, monitor and liquidate such investments and to provide, or arrange for the provision of, managerial assistance to the portfolio companies in which the Partnership invests.

Item 1 - Election of Individual General Partners

         At the Annual Meeting, four Individual General Partners will be elected to serve until the next Annual Meeting of Limited Partners and until their successors are duly elected and qualified. It is intended that proxies not limited to the contrary will be voted in favor of the following nominees, each of whom became a General Partner prior to the date of effectiveness of the Partnership's registration statement on May 12, 1988: Robert S. Ames, Alfred M. Bertocchi, Jeffrey T. Hamilton and George M. Weimer.

         Each nominee has consented to serve as an Individual General Partner. The Individual General Partners of the Partnership know of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Individual General Partners may recommend.

         The following table presents certain information regarding the aforementioned nominees, including their principal occupations during the past five years. An asterisk beside a General Partner's name indicates that he is an "interested person," as defined in the 1940 Act, of both the Partnership and the Partnership's investment adviser.


 Name, Age, Position with Partnership,                           Units of Partnership Owned
     Principal Occupation and Other         First Became a      Beneficially as of March 31,
            Directorships(1)               General Partner                1996(2)                 Percent of Class(3)
- ----------------------------------------- -------------------- ------------------------------- ---------------------------
JEFFREY T. HAMILTON, *58, General                1988                        0                             0
Partner, Hamilton Capital Management
Inc., President and Director since
August 1987; Euclid Partners, General
Partner, September 1983-August 1987

ROBERT S. AMES, 77, General Partner;             1988                        10                       Less than 1%
Executive Vice-President for Aerospace
(Retired), Textron, Inc.

ALFRED M. BERTOCCHI, 68, General                 1988                        0                             0
Partner; Senior Vice-President, Finance
and Administration (Retired), Digital
Equipment Corporation; Adaptive
Software, Director

GEORGE M. WEIMER, 77, General Partner;           1988                        0                             0
Senior Vice-President of Administration
(Retired), Merck Sharp & Dohme
International; Unigene Laboratories,
Inc., Director

All Individual General Partners as a                                         10                       Less than 1%
Group

- ----------

(1) Directorships include all directorships of companies required to report to the Securities and Exchange Commission (i.e., "public companies") or registered investment companies other than those administered or advised by the Partnership's investment adviser.

(2) Numbers include, where applicable, Units owned by a nominee's spouse or minor children or Units which were otherwise reported by the nominee as "beneficially owned" in the light of pertinent Securities and Exchange Commission rules.

(3) Percentage of Units outstanding on March 31, 1996. All Units are held with sole voting and investment power, except to the extent that such powers may be shared by a family member or a Trustee of a family trust.


         The Partnership pays each non-interested Individual General Partner an annual fee of $10,000 in quarterly installments plus $1,000 per meeting of the Individual General Partners attended and pays all non-interested Individual General Partners actual out-of-pocket expenses relating to attendance at meetings. For the period from January 1, 1995 to December 31, 1995, the non-interested Individual General Partners of the Partnership as a group received compensation in the amount of $42,000.

         The following table sets forth for the fiscal year ended December 31, 1995, compensation paid by the Partnership to its Individual General Partners.

            (1)                      (2)                   (3)                  (4)                    (5)
                                                       Pension or                                     Total
                                                       Retirement                                 Compensation
                                                        Benefits             Estimated            from Fund and
                                  Aggregate            Accrued as         Annual Benefits         Fund Complex
      Name of Person,           Compensation          part of Fund             Upon                  Paid to
         Position                 from Fund             Expenses            Retirement              Directors

Robert S. Ames,
General Partner                $    14,000                $  0               $   0                $    14,000

Alfred M. Bertocchi,
General Partner                     14,000                   0                   0                     14,000

Jeffrey T. Hamilton,*
General Partner                          0                   0                   0                          0

George M. Weimer,
General Partner                     14,000                   0                   0                     14,000
                               -----------                ----               -----                -----------

Total                          $    42,000                $  0               $   0                $    42,000
                               ===========                ====               =====                ===========

* Mr. Hamilton receives no compensation from the Partnership in his capacity as an Individual General Partner of the Partnership. Hamilton Capital Management Inc. (the "Management Company"), of which Mr. Hamilton is the President, pays his compensation.

         The Individual General Partners of the Partnership met five times during its last fiscal year. Each Individual General Partner nominated for election attended all of the meetings. The General Partners have not created a Nominating Committee, a Compensation Committee or an Audit Committee.

         The Partnership considers one of its Individual General Partners, Mr. Hamilton, to be an "interested person" of the Partnership and the Partnership's investment adviser within the meaning of Section 2(a)(19) of the 1940 Act.
Section 2(a)(19) of the 1940 Act provides that a person is an "interested person" of an investment company or an investment adviser if that person is an "affiliated person" of such entity. Section 2(a)(3) of the 1940 Act provides that a person is an affiliated person of an entity if such person is an officer, director or partner of such entity. Accordingly, Mr. Hamilton is deemed to be an "interested person" of the Partnership by virtue of his status as a general partner of the Partnership and of the Management Company by virtue of his status as president and a director of the Management Company.

         The Partnership's Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement") provides that the Partnership will, out of its own assets and without any individual liability of its Limited Partners, indemnify its General Partners to the fullest extent permitted by law against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Partnership if their actions were performed in good faith in the best interests of the Partnership and were within the scope of authority conferred by the Partnership Agreement and, with respect to criminal proceedings, they had no reasonable cause to believe their conduct was unlawful, unless their actions constitute bad faith, misfeasance, negligence, misconduct or any other breach of fiduciary duty. In the case of a settlement, such indemnification will not be provided unless it has been determined by a majority of non-party Independent General Partners, based on the determination of independent counsel in a written opinion and after a review of the facts, that bad faith, misfeasance, negligence, misconduct or any other breach of fiduciary duty did not occur.

         The Partnership Agreement further provides that neither the Managing General Partner, any controlling person of the Managing General Partner or any of its affiliates nor any person acting as a broker-dealer in connection with the offering of Units shall be indemnified by the Partnership for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws unless (a) both (i)(A) there has been a successful adjudication on the merits of each count involving alleged securities violations as to a particular indemnity or (B) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to a particular indemnity and (ii) a court shall have approved indemnification of the litigation costs or (b) a court of competent jurisdiction approves the settlement of the claims against a particular indemnity and finds that indemnification of the settlement and related costs should be made.

The Individual General Partners unanimously recommend a vote in favor of all nominees listed above.

Item 2 - Election of Managing General Partner

         At the Annual Meeting, a Managing General Partner will be elected to serve until the next Annual Meeting of Limited Partners and until its successor is elected and qualified. It is intended that proxies not limited to the contrary will be voted in favor of the election of WTVI Co., L.P., the Managing General Partner, which is discussed below. The nominee discussed below has consented to serve as Managing General Partner.

         The Managing General Partner is a limited partnership organized on September 3, 1987 under the laws of the State of Delaware. The Managing General Partner maintains its principal office at 17 Academy Street, 5th Floor, Newark, New Jersey 07102. The Managing General Partner has acted as the managing general partner of the Partnership since September 3, 1987. The Managing General Partner is engaged in no other activities as of the date of this proxy statement.

     The  general  partner of the  Managing  General  Partner is the  Management
Company, and the limited partners of the Managing General Partner include Jeffrey T. Hamilton and Susan J. Trammell. Carl H. Janzen and Frederick H. Fruitman are retired limited partners of the Managing General Partner. Information concerning the Management Company and Ms. Trammell is set forth below under "Approval or Disapproval of the Management Agreement." Information concerning Mr. Hamilton is set forth above under "Individual General Partners."

         The Partnership Agreement provides that the Managing General Partner, subject to the supervision of the Individual General Partners, has exclusive power and authority to manage and control the Partnership's venture capital investments. The Managing General Partner is authorized to make all decisions regarding the Partnership's venture capital investment portfolio and, among other things, to find, evaluate, structure, monitor and liquidate such investments and provide, or arrange for the provision of, managerial assistance to the portfolio companies in which the Partnership invests.

         The Partnership Agreement obligates the Managing General Partner to contribute cash to the capital of the Partnership so that the Managing General Partner's capital contribution at all times will be equal to one percent (1%) of the aggregate capital contributions of all partners of the Partnership. The Managing General Partner has contributed $112,170 to the capital of the Partnership.

         The profits and losses of the Partnership are determined and allocated as of the end of and within sixty days after the end of each fiscal year. The Managing General Partner is allocated, on a cumulative basis (i.e., the aggregate amounts of all gains and losses and not each gain or loss from each individual investment) over the life of the Partnership (10 years plus up to two extensions of two years each), an amount equal to 20% of the excess of the Partnership's income and gains from venture capital investments ("Portfolio Profits") over the Partnership's losses on such investments ("Portfolio Losses"). The balance of the Portfolio Profits and Portfolio Losses of the Partnership, and all other Partnership income, gains and losses ("Non-Portfolio Income and Losses") generally will be allocated to all of the partners of the Partnership (the "Partners") (including the Managing General Partner) in proportion to their capital contributions. The allocation of 20% of gains to the Managing General Partner applies only to Portfolio Gains because the Managing General Partner is only responsible for managing and controlling the venture capital investments of the Partnership and is not responsible for the money market investments. (As used in the description of the allocation and distribution provisions of the Partnership Agreement, a limited partner's capital contribution with respect to a Unit is equal to the contribution of the original purchaser of such Unit, regardless of whether such limited partner is the original purchaser.) Since the Managing General Partner will have contributed 1% of Partnership capital, its share of Non-Portfolio Income and Losses, and its share of the ongoing administrative expenses of the Partnership, which, over time, could represent a significant cost to the Partnership, is limited to 1%. The Managing General Partner's share of Portfolio Losses, to the extent they exceed Portfolio Gains, is also limited to 1%.

         The 1940 Act requires that compensation based on the performance of investments must take into account the unrealized capital depreciation of the investments on which such compensation is based. The Managing General Partner's distribution formula takes into account unrealized depreciation in the Partnership's assets by (1) providing that the Managing General Partner may not receive any distributions with respect to its 20% "carried interest" in the excess of the Partnership's Portfolio Profits over Portfolio Losses until it is certain that the Partnership will have cumulative Net Portfolio Profits (which will be the case only at such time as each Partner has received aggregate distributions equal in amount to his capital contribution), and (2) ensuring, through the allocation and distribution provisions of the Partnership Agreement, that on liquidation of the Partnership: (a) any unrealized gains and losses of the Partnership will be treated as having been realized and will be allocated to the capital accounts of the Partners; (b) the Managing General Partner will have a deficit in its capital account equal to the amount, if any, by which the aggregate distributions received by the Managing General Partner from the Partnership exceed the sum of its 1% share of Partnership distributions attributable to the Managing General Partner's contributed capital and 20% of the cumulative Portfolio Profits of the Partnership over the term of the Partnership reduced by 20% of the cumulative Portfolio Losses of the Partnership over that period; and (c) the Managing General Partner is required to contribute additional capital to the Partnership in an amount equal to any deficit in the Managing General Partner's capital account at that time.

         It should be noted that the foregoing allocation of Portfolio Profits to the Managing General Partner has been included in the Partnership Agreement exclusively on the basis of an opinion of legal counsel to the Partnership that such allocation would not violate the provisions of Section 205 of the Investment Advisers Act of 1940 (the "Advisers Act"). The Partnership has not requested that the Securities and Exchange Commission review or approve such opinion letter and the Commission expresses no opinion as to counsel's interpretation that Section 205 of the Advisers Act permits the aforementioned allocation.

         Distributions made prior to the termination of the Partnership will be made solely in proportion to capital contributions until distributions in cash or securities (valued at the date of distribution) equal to $1,000 per Unit have been made. Thereafter, distributions will be made to the Partners in proportion to the positive balances in their capital accounts. Pursuant to these provisions, the Managing General Partner may receive distributions during the life of the Partnership, even if the Partnership terminates with a net loss. However, if the Partnership terminates with a net loss, it will not have sufficient funds available to distribute to each partner an amount equal to his capital contribution. Therefore, if the Partnership incurs a net loss on a cumulative basis over its term, the Managing General Partner will be entitled to receive distributions only on the same terms as the Limited Partners (i.e., based on its contribution of 1% of the capital of the Partnership).

         The Managing General Partner may be removed from the Partnership by (i) a majority of the Individual General Partners of the Partnership, (ii) failure to be re-elected by the Limited Partners (at the conclusion of the Managing General Partner's term) or (iii) the consent of a majority in interest of the Limited Partners (at any time during the Managing General Partner's term). The Partnership Agreement provides that, subject to the receipt of an exemptive order from the Securities and Exchange Commission, the Managing General Partner would receive a final allocation of profits and losses of the Partnership under the terms and conditions set forth therein in the event of removal from the Partnership. The Advisers Act prohibits compensation based on the performance of investments, such as a percentage of the increase in value of such investments, if that compensation is based on unrealized gains. The purpose of the exemptive order regarding final allocations and distributions to removed Managing General Partners would be to allow unrealized gains to be included in such final allocation and distribution in recognition of the efforts made by the removed Managing General Partner in selecting investments which have appreciated in value. The Partnership has not sought and is not currently seeking such an order, and there is no guarantee that, if the Partnership requested such an order, that such an order would be granted by the Commission.

         The Partnership Agreement provides that if the exemptive order were granted, in the event of the removal of the Managing General Partner and the continuation of the Partnership, the venture capital investments of the Partnership at the time of removal will be appraised by two independent appraisers, one selected by the removed Managing General Partner and one selected by the non-interested General Partners. The cost of the appraisal conducted by the appraiser selected by the removed Managing General Partner will be borne by the removed Managing General Partner and the cost of the appraisal conducted by the appraiser selected by the non-interested General Partners will be borne by the Partnership. In the event such two appraisers are unable to agree on the value of the Partnership's venture capital investment portfolio, they shall jointly appoint a third independent appraiser whose determinations shall be final and binding. The cost of the appraisal conducted by the third appraiser should one be selected shall be divided equally between the Partnership and the removed Managing General Partner. All unrealized gains and losses of the Partnership are deemed realized at that time for purposes of making a final allocation to the Managing General Partner. The removed Managing General Partner shall receive an allocation of capital gains and losses equal to the profits and losses that it would have been allocated pursuant to the Partnership Agreement if all unrealized capital gains and losses were deemed realized, an allocation of profits and losses were made at such time, and such time were deemed to be the end of a fiscal year. If the capital account of the removed Managing General Partner has a positive capital balance after such final allocation, the Partnership will deliver a promissory note of the Partnership to the removed Managing General Partner, the principal amount of which shall be equal to the amount, if any, by which the positive balance in the removed Managing General Partner's capital account exceeds its capital contribution to the Partnership, and which bears a rate per annum equal to 100% of the prime rate in effect at Citibank, N.A. at the time of removal, with interest payable annually and principal payable, if at all, from 20% of any available cash before any distributions thereof are made to the partners. If the capital account of the removed Managing General Partner has a negative balance after such final allocation, the Managing General Partner shall contribute cash to the capital of the Partnership in an amount equal to the negative balance in its capital account. The interest of the removed Managing General Partner shall then convert to that of a limited partner.

         In the event that such exemptive order is not granted in the form applied for by the Partnership, the removed Managing General Partner shall not receive a final allocation of profits and losses, its interest shall convert to that of a limited partner, and the removed Managing General Partner shall continue to receive allocations of profits and losses as a limited partner, based on its contribution of 1% of the capital of the Partnership.

The Individual General Partners unanimously recommend a vote in favor of the election of WTVI Co., L.P. as Managing General Partner.

Item 3 - Approval or Disapproval of the Management Agreement

         It is intended that proxies not limited to the contrary will be voted in favor of approving the terms and continuance of the Management Agreement dated February 28, 1991, as amended by Amendment No. 1 dated March 30, 1993, by and between the Partnership and Hamilton Capital Management Inc. (the "Management Company"), a copy of which is attached as Exhibit A to this Proxy Statement. The Management Company is a Delaware corporation with offices at 17 Academy Street, 5th Floor, Newark, New Jersey 07102 and is wholly owned by Jeffrey T. Hamilton, one of the Individual General Partners. The Management Company has served as the management company for the Partnership since the Partnership's registration statement became effective on May 12, 1988.

         At their meeting held on December 4, 1990, the Individual General Partners of the Partnership, including the Individual General Partners who are not interested persons of the Partnership, approved the Management Agreement. In their consideration of this matter, the Individual General Partners received information relating to, among other things, alternatives to the Management Company arrangements, the nature, quality, and extent of the management and administrative services offered to the Partnership by the Management Company and its affiliates, the projected profitability of the Management Company for providing such services, the percentage of time to be devoted by employees of the Management Company to Partnership matters and comprehensive data with respect to the management fees paid by other venture capital partnerships. The Individual General Partners were not represented by separate counsel in connection with their review of the management arrangements of the Partnership.

         At their meeting held in March 1996, the Individual General Partners of the Partnership, including the Individual General Partners who are not interested persons of the Partnership, approved the continuance of the
Management Agreement, as amended. In approving the Management Agreement, the Individual General Partners considered the above-cited factors in light of the performance of the Management Company since the Partnership commenced operations. The Individual General Partners were not represented by separate counsel in connection with their review of the management arrangements of the Partnership for the purpose of voting on the approval of the Amendment and the continuance of the Management Agreement.

         The following table sets forth information concerning the directors of the Management Company and the officers of the Management Company involved in the Partnership. Information regarding Jeffrey T. Hamilton, the President, Secretary, sole stockholder and a director of the Management Company, is set forth under "Election of Individual General Partners."

        Name, Age, Position with           First Became an       Units of Partnership Owned
  Management, Principal Occupation and        Officer or        Beneficially as of March 31,
         Other Directorships(1)                Director                   1996(2)                 Percent of Class(3)
- ----------------------------------------- -------------------- ------------------------------- ---------------------------
L. LOUISE HAMILTON, 55, Director;                1991                        0                             0
Travel Consultant (April
1984-Present)(2)

SUSAN J. TRAMMELL, 40, Treasurer and             1991                        3                        Less than 1%
Director; Associate, Westford
Technology Ventures, L.P.; Research
Assistant, Adler & Company (May
1984-February 1989)


(1) Directorships including directorships of companies required to report to the Securities and Exchange Commission (i.e., "public companies") or registered investment companies other than those administered or advised by the Partnership's investment adviser.

(2)    Ms. Hamilton is married to Mr. Hamilton.


         The Management Company performs management and administrative services for the Partnership pursuant to the Management Agreement. Subject to the supervision of the Individual General Partners, the Management Company performs, or arranges for others to perform, the management and administrative services necessary for the operation of the Partnership, with the exception of the management of the venture capital investments which is the responsibility of the Managing General Partner. The Management Company is responsible for the management of the Partnership's money market securities portfolio. The Management Company also provides the Partnership, at the Management Company's expense, with office space, facilities, equipment and personnel necessary to carry out the Management Company's obligations under such agreement and such other services as the Management Company, subject to supervision by the Individual General Partners, deems to be appropriate.

         For the services provided by the Management Company under the Management Agreement, the Partnership pays the Management Company a fee computed quarterly and paid monthly in an annual amount equal to 2.5% of capital contributions to the Partnership, net of selling commissions and organizational expenses paid by the Partnership and reduced by capital distributions and realized losses. The minimum fee is $200,000 per year. For the period from January 1, 1995 to December 31, 1995, the Partnership had investment income of $69,000 and paid the Management Company advisory fees in the amount of $224,000. This advisory fee constituted 2.5% of the aggregate capital contributions of $10,150,471 (net of selling commissions and organizational expenses) which the Partnership received on November 30, 1988 and January 17, 1989.

         The Management Company pays the compensation of Mr. Hamilton, the General Partner who is affiliated with the Management Company. The Management Company also furnishes at its own expense all necessary administrative services including office space, equipment, clerical personnel, investment advisory facilities and all executive and supervisory personnel necessary for managing the Partnership's investments, effecting the Partnership's portfolio transactions and, in general, administering its affairs.

         The Partnership pays the compensation of the three General Partners who are not affiliated with the Management Company and all the Partnership's expenses (other than those assumed by the Management Company), including governmental fees, interest charges, taxes, fees and expenses of independent auditors or legal counsel, and of any transfer agent, registrar or distribution disbursing agent of the Partnership, expenses of servicing Limited Partner accounts, expenses of preparing, printing and mailing certificates, Limited Partner reports, notices, proxy statements and reports to governmental officers and commissions, brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions, insurance premiums, fees and expenses of the Partnership's custodian for all services to the Partnership, including safekeeping of funds and securities and maintaining required books and accounts, expenses of calculating the net asset value of the Partnership's interests, expenses of Limited Partner meetings, and Securities and Exchange Commission registration fees.

         The Management Agreement provides that neither the Management Company nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Partnership, except for negligence or misconduct in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Management Agreement.

         If approved by vote of a majority of the Partnership's outstanding Units, the Management Agreement will remain in effect until December 31, 1997, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the General Partners or by vote of a majority of the Partnership's outstanding Units and, in either case, by a majority of the General Partners who are not parties to the Management Agreement or interested persons of any such party. The Management Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Partnership's outstanding voting securities or by either party on 60 days' written notice.

         The General Partners Unanimously Recommend that the Limited Partners Approve the Terms and Continuance of the Management Agreement, as amended. In so doing, the Individual General Partners who are not "interested persons" (as that term is defined in the 1940 Act) have acted in what they believe to be the best interests of the Limited Partners of the Partnership.

         As provided under the 1940 Act, approval of the Management Agreement by the Limited Partners will require the vote of a majority of the outstanding Units of the Partnership. Under Section 2(a)(42) of the 1940 Act, the "vote of a majority of the outstanding Units of the Partnership" means the vote, at a meeting of the Limited Partners of the Partnership duly called, of 67 percent or more of the Units present at such meeting, if the holders of more than 50 percent of the outstanding Units of the Partnership are present or represented by proxy, or of more than 50 percent of the outstanding Units of the Partnership, whichever is less.

Item 4 - Ratification or Rejection of Selection of Accountants

         It is intended that proxies not limited to the contrary will be voted in favor of ratifying the selection, by a majority of the General Partners who are not "interested persons" (as that term is defined in the 1940 Act) of the Partnership, of BDO Seidman under Section 32(a) of the 1940 Act as independent public accountants to certify every financial statement of the Partnership required by any law or regulation to be certified by independent public accountants and filed with the Securities and Exchange Commission in respect of all or any part of the fiscal year ending December 31, 1996. BDO Seidman has no direct or indirect interest in the Partnership.

Portfolio Transactions

         Subject to policy established by the Individual General Partners, the Managing General Partner is responsible for the management of the Partnership's venture capital investments. The investments which the Partnership holds have typically been acquired in private transactions negotiated directly with the portfolio company or an affiliate thereof. The Managing General Partner was responsible for conducting the negotiations with respect thereto on behalf of the Partnership.

         In executing transactions in publicly-traded securities held by the Partnership, the Managing General Partner seeks to obtain the best results for the Partnership, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Partnership generally seeks reasonably competitive commission rates, the Partnership does not necessarily pay the lowest commission or spread available.

         The Partnership has no obligation to deal with any broker in the execution of transactions relating to its portfolio securities. For the year ended December 31, 1995, the Partnership paid $1,200 in brokerage commissions. Brokers and dealers who provide supplemental investment research to the Managing General Partner may receive orders for transactions by the Partnership.

         The  Management  Company  is  responsible  for  the  management  of the
Partnership's short-term investments. In placing orders for money market securities, it is the policy of the Management Company to obtain the best net result taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities. While the Management Company generally seeks reasonably competitive spreads or commissions, the Partnership will not necessarily be paying the lowest spread or commission available. Affiliates of the Partnership may not serve as the Partnership's dealer in connection with such transactions.

Manner of Voting Proxies

         All proxies received by the General Partners will be voted on all matters presented at the Annual Meeting, and if not limited to the contrary, will be voted for the named nominees (if still available for election) and for Items 3 and 4.

         The General Partners know of no other matters to be brought before the Annual Meeting. If, however, because of any unexpected occurrence, any nominee is not available for election or if any other matters properly come before the Annual Meeting, it is the intention of the General Partners that proxies not limited to the contrary will be voted in accordance with the judgment of persons named in the enclosed form of proxy.

Proposals of Limited Partners

         If the proposal to amend the Partnership Agreement to eliminate the requirement to hold annual meetings of Limited Partners is not approved, proposals of Limited Partners intended to be presented at the next annual meeting of Limited Partners of the Partnership, if any, must be received by the Partnership for inclusion in its proxy statement and form of proxy relating to that meeting by January 1, 1997. If the proposal to amend the Partnership Agreement to eliminate the requirement to hold annual meetings of Limited Partners is approved, it is expected that there will be no subsequent annual meeting of Limited Partners. However, the proposed amendment will not affect the right of Limited Partners to call special meetings of Limited Partners in accordance with the terms of the Partnership Agreement.

Additional Information

         To obtain the necessary representation at the Annual Meeting, supplementary solicitations may be made by mail, telephone, or interview by General Partners of the Partnership and employees of the Management Company. It is anticipated that the total cost of any such supplementary solicitations, would be nominal.

         The expense of supplementary solicitations as well as the preparation, printing and mailing of the enclosed form of proxy, and this Notice and Proxy Statement, will be borne by the Partnership.

                               IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

April 30, 1996

                                                                       EXHIBIT A

                                               MANAGEMENT AGREEMENT

         AGREEMENT made this 28th day of February, 1991 by and between WESTFORD TECHNOLOGY VENTURES, L.P. a Delaware limited partnership (hereinafter referred to as the "Partnership"), and HAMILTON CAPITAL MANAGEMENT INC., a Delaware corporation (hereinafter referred to as the "Management Company").

                                               W I T N E S S E T H:

         WHEREAS, the Partnership is a limited partnership organized on September 3, 1987 under The Delaware Revised Uniform Limited Partnership Act pursuant to an Amended and Restated Certificate of Limited Partnership with WTVI Co., L.P., a Delaware limited partnership, acting as Managing General Partner (the "Managing General Partner"), and is engaged in business as a business development company under the Investment Company Act of 1940, as amended (hereinafter referred to as the "Investment Company Act"); and

         WHEREAS, the Management Company is engaged principally in rendering management, administrative and investment advisory services in the venture capital area and is registered as an investment adviser under the Investment Advisers Act of 1940; and

         WHEREAS, the Partnership desires to retain the Management Company to render management, administrative and certain investment advisory services to the Partnership in the manner and on the terms hereinafter set forth; and

         WHEREAS, the Management Company is willing to provide management, administrative and investment advisory services to the Partnership on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Partnership and the Management Company hereby agree as follows:

                                                     ARTICLE I
                                         Duties of the Management Company

         The Partnership hereby employs the Management Company to act as the Management Company for the Partnership and to furnish, or arrange for affiliates to furnish, the management, administrative and investment advisory services described below, subject to the supervision of the Individual General Partners of the Partnership, for the period and on the terms and conditions set forth in this Agreement. The Management Company hereby accepts such employment and agrees during such period, at its own expense, to render, or arrange for the rendering of, such services and to assume the obligations herein set forth for the compensation provided for herein. The Management Company and its affiliates shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Partnership in any way or otherwise be deemed an agent of the Partnership.

         (a) Management Services. The Management Company shall perform (or arrange for the performance of) the management and administrative services necessary for the operation of the Partnership, including providing managerial assistance to portfolio companies of the Partnership and such other services related to venture capital investments as shall be requested by the Managing General Partner. The Management Company shall also perform services related to administering limited partners' accounts and handling relations with limited partners. The Management Company shall provide the Partnership with office space, equipment and facilities and such other services as the Management Company, subject to review by the Individual General Partners, shall from time to time determine to be necessary or useful to perform its obligations under this Agreement. The Management Company shall also, on behalf of the Partnership, conduct relations with custodians, depositories, transfer agents, other shareholder service agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. The Management Company shall make reports to the Individual General Partners of its performance of obligations hereunder and shall furnish advice and recommendations with respect to such other aspects of the business and affairs of the Partnership as it shall determine to be desirable.

         (b) Investment Advisory Services. Pursuant to the Amended and Restated Agreement of Limited Partnership of the Partnership (the "Partnership Agreement"), the Managing General Partner is responsible for providing investment advisory services in connection with the Partnership's venture capital investments. The Management Company shall be responsible for providing investment advisory services in connection with the money market securities held by the Partnership (such investments being referred to herein as the "Other Investments"). The Management Company shall provide the Partnership with such investment research, advice and supervision as the latter may from time to time consider necessary for the proper supervision of the Other Investments, and shall furnish continuously an investment program for the Other Investments and shall determine from time to time which securities shall be purchased, sold or exchanged and what portion of the assets shall be held in the various money market securities or cash, subject always to any restrictions of the Partnership Agreement as amended from time to time, the provisions of the Investment Company Act and the statements relating to the Partnership's investment objectives, investment policies and investment restrictions as the same are set forth in the reports filed by the Partnership under the Securities Exchange Act of 1934, as amended. The Management Company shall also make determinations with respect to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Partnership's Other Investments shall be exercised. Should the Individual General Partners at any time, however, make any determinations with respect to a fixed investment policy and notify the Management Company thereof in writing, the Management Company shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Management Company shall take, on behalf of the Partnership, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities with respect to the Other Investments for the Partnership's account with brokers or dealers selected by it, and to that end, the Management Company is authorized as the agent of the Partnership to give instructions to the Custodian of the Partnership as to deliveries of securities and payments of cash for the account of the Partnership. In connection with the selection of such brokers or dealers and the placing of such orders with respect to the Other Investments of the Partnership, the Management Company is directed at all times to seek to obtain execution and price within the policy guidelines determined by the Individual General Partners. Subject to this requirement and the provisions of the Investment Company Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Management Company may select brokers or dealers with which it or the Partnership is affiliated.

                                                    ARTICLE II
                                        Allocation of Charges and Expenses

         (a) The Management Company. The Management Company assumes and shall pay for maintaining the staff and personnel necessary to perform its obligations under this Agreement and the obligations of the Managing General Partner under the Partnership Agreement, and shall at its own expense, provide the Partnership with office space, facilities, equipment and personnel necessary to carry out its obligations hereunder. The Management Company will bear the administrative and service expenses associated with managing the Partnership's assets, including the expenses incurred in the management of the investments of the Partnership, which the Management Company is obligated to provide under Article I hereof and which the Managing General Partner is obligated to provide under Article Five of the Partnership Agreement. The Management Company shall pay all compensation of General Partners of the Partnership who are affiliated persons of the Management Company. To the extent that the Partnership provides its own office space, the expenses associated therewith shall be offset against the management fee payable to the Management Company pursuant to Article III hereof.

         (b) The Partnership. The Partnership assumes and shall pay or cause to be paid all other expenses of the Partnership including, without limitation: expenses of portfolio transactions, expenses of registering shares under Federal and state securities laws, valuation costs (including the quarterly calculation of net asset value), expenses of printing reports and other documents distributed to limited partners, Securities and Exchange Commission fees, interest, taxes, fees and actual out-of-pocket expenses of General Partners who are not affiliated persons of the Management Company, fees for legal, auditing and consulting services, litigation expenses, costs of printing proxies and other expenses related to meetings of limited partners, and other expenses properly payable by the Partnership.

                                                    ARTICLE III
                                      Compensation of the Management Company

         (a) Management Fee. For the services rendered, the facilities furnished and the expenses assumed by the Management Company, the Partnership shall pay to the Management Company a fee at the annual rate of 2.5% of the amount of the Partners' capital contributions (net of selling commissions and organizational expenses paid by the Partnership), reduced by capital distributed to the Partners and realized capital losses; provided, however, that there shall be a minimum fee of $200,000 for any calendar year in which this Agreement is in effect. Such quarterly fee is payable to the Management Company as promptly as possible after completion of the calculation of the adjustments described in the preceding sentence and the computations contemplated by subsection (b) hereof. Subject to subsection (b), if the fee otherwise payable with respect to any calendar year is less than $200,000, the difference between the fee calculated on the basis of capital contributions and $200,000 shall be promptly paid to the Management Company after the end of such year.

         (b) Expense Limitations. In the event the operating expenses of the Partnership, including amounts payable to the Management Company pursuant to subsection (a) hereof, for any fiscal year ending on a date on which this Agreement is in effect exceed any expense limitations applicable to the Partnership imposed by applicable state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, the Management Company shall reduce its management fee by the extent of such excess and, if required pursuant to any such laws or regulations, will reimburse the Partnership in the amount of such excess; provided, however, to the extent permitted by law, there shall be excluded from such expenses the amount of any interest, taxes, portfolio transaction costs and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by the Partnership. Whenever the expenses of the Partnership exceed a pro rata portion of the applicable annual expense limitations, the estimated amount of reimbursement under such limitations shall be applicable as an offset against the quarterly payment of the fee due to the Management Company. Should two or more such expense limitations be applicable as at the end of the last business day of the quarter, that expense limitation which results in the largest reduction in the Management Company's fee shall be applicable.

                                                    ARTICLE IV
                               Limitation of Liability of the Management Company

         The Management Company shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Partnership, except for negligence or misconduct in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Article IV, the term "Management Company" shall include any affiliates of the Management Company performing services for the Partnership contemplated hereby and directors, officers and employees of any such affiliates.

                                                     ARTICLE V
                                       Activities of the Management Company

         The services of the Management Company of the Partnership are not to be deemed to be exclusive, the Management Company being free to render services to others. It is understood that General Partners and limited partners of the Partnership are or may become interested in the Management Company, as directors, officers, employees and shareholders or otherwise and that directors, officers, employees and shareholders of the Management Company are or may become interested in the Partnership as general partners, limited partners or otherwise, and that the Management Company and its directors, officers, employees and shareholders may become interested in the Partnership as general partners, limited partners or otherwise.

                                                    ARTICLE VI
                                     Duration and Termination of this Contract

         This Agreement shall become effective as of the date first above written and shall remain in force until December 31, 1991 and thereafter, but only so long as such continuance is specifically approved at least annually by
(i) the Individual General Partners of the Partnership, or by the vote of a majority of the outstanding voting securities of the Partnership, and (ii) a majority of those General Partners who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

         This Agreement may be terminated at any time, without the payment of any penalty, by the Individual General Partners of the Partnership or by vote of a majority of the outstanding voting securities of the Partnership, or by the Management Company, on sixty days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment.

                                                    ARTICLE VII
                                           Amendments of this Agreement

         This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Individual General Partners of the Partnership, or by the vote of a majority of outstanding voting securities of the Partnership, and (ii) a majority of those General Partners who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                                   ARTICLE VIII
                                           Definitions of Certain Terms

         The terms "vote of a majority of the outstanding voting securities", "assignment", "affiliated person" and "interested person", when used in this Agreement, shall have the respective meanings specified in the Investment Company Act.

                                                    ARTICLE IX
                                                   Governing Law

         This Agreement shall be construed in accordance with laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                       WESTFORD TECHNOLOGY VENTURES, L.P.

                        By: _____________________________
                           Individual General Partner

                        HAMILTON CAPITAL MANAGEMENT INC.

                        By: _____________________________
                                    President

                                      AMENDMENT NO. 1 TO MANAGEMENT AGREEMENT

     Amendment No. 1 dated as of this 30th day of March, 1993 by and between WESTFORD TECHNOLOGY VENTURES, L.P. a Delaware limited partnership (hereinafter referred to as the "Partnership"), and HAMILTON CAPITAL MANAGEMENT INC., a Delaware corporation (hereinafter referred to as the "Management Company").

                                               W I T N E S S E T H:

         WHEREAS, the Partnership and the Management Company are parties to a Management Agreement dated as of February 28, 1991 (the "Management Agreement"); and

     WHEREAS, the parties desire to amend Article III(a) of the Management Agreement;

         NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Partnership and Management Company hereby agree as follows:

     1. Article III (a) of the Management Agreement is hereby amended and restated so that as amended and restated it reads as follows:

         (a) Management Fee. For the services rendered, the facilities furnished and the expenses assumed by the Management Company, the Partnership shall pay to the Management Company a fee at the annual rate of 2.5% of the amount of the Partners' capital contributions (net of selling commissions and organizational expenses paid by the Partnership), reduced by capital distributed to the partners and realized capital losses; provided, however, that there shall be a minimum fee of $200,000 for any calendar year in which this Agreement is in effect. Such fee is calculated quarterly. Payment of the fee is made to the Management Company monthly in arrears.

     2. Except as amended hereby, the Management Agreement remains in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                              WESTFORD TECHNOLOGY VENTURES, L.P.

                                              By:
                                                  Individual General Partner

                                              HAMILTON CAPITAL MANAGEMENT INC.

                                              By:
                                                  President

                                        WESTFORD TECHNOLOGY VENTURES, L.P.


                                                 17 Academy Street
                                                     5th Floor
                                                 Newark, NJ 07102


                                     THIS PROXY IS SOLICITED ON BEHALF OF THE
                                            INDIVIDUAL GENERAL PARTNERS

The undersigned hereby appoints Jeffrey T. Hamilton and Susan J. Trammell as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated herein, all Units of limited partnership interest of WESTFORD TECHNOLOGY VENTURES, L.P. (the "Partnership") held of record by the undersigned on April 26, 1996 at the annual meeting of the limited partners of the Partnership to be held on June 21, 1996 or any adjournment thereof.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned limited partner. If no direction is made, this Proxy will be voted for Proposals 1, 2, 3 and 4.

         The representation in person or by proxy of at least a majority of the outstanding Units entitled to vote at the Annual Meeting is necessary to establish a quorum for the transaction of business. Votes withheld from any nominee, abstentions and broker non-votes are counted as present or represented for purposes of determining the presence or absence of a quorum. The Individual General Partners and Managing General Partner are elected by plurality of the votes cast by Limited Partners entitled to vote at the Meeting. Units represented by proxies which are marked "withhold authority" will have no effect on the outcome of the vote for election of Individual General Partners and the Managing General partner. Approval of other matters requires the affirmative vote of the majority of Units present in person or represented by proxy at the Annual Meeting. Only Units that are voted in favor of a particular proposal will be counted toward achievement of a majority.
Abstentions have the same effect as votes against the proposal.


1.       ELECTION OF INDIVIDUAL      _      FOR the nominees            _       WITHHOLD
         GENERAL PARTNERS           \_\     listed below.              \_\      vote for the nominees
                                                                                listed below.

Nominees:  Jeffrey T. Hamilton, Robert S. Ames, Alfred M. Bertocchi, George M. Weimer

(INSTRUCTIONS:  To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

- ------------------------------------------------------------

2.       ELECTION OF MANAGING        _      FOR the nominee             _       WITHHOLD
         GENERAL PARTNER            \_\     listed below.              \_\      vote for the nominee
                                                                                listed below

Nominee:  WTVI Co., L.P.


3. Proposal to approve the Terms and continuance of the Management Agreement, dated February 28, 1991, by and between the Partnership and Hamilton Capital Management Inc., as amended by Amendment No. 1 dated March 30, 1993, as set forth in the accompanying Proxy Statement.

            -                          -                              -
           \_\      FOR               \_\      AGAINST               \_\ ABSTAIN


4. Proposal to ratify the selection of BDO Seidman, LLP as independent auditors of the Partnership for the year ending December 31, 1996.

            -                          -                              -
           \_\      FOR               \_\      AGAINST               \_\ ABSTAIN


5. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When Units of Limited Partnership interest are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Signature(s)                                                 Date

Signature(s)                                                 Date

Please  Sign,  Date and  Return  the Proxy  Card  Promptly  Using  the  Enclosed
Envelope.

                                                 -
                              Please mark boxes \X\